FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  February 10, 1994



                           ADVANCED MICRO DEVICES, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)



               Delaware                   1-7882              94-1692300
     ----------------------------      ------------      -------------------
     (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)      Identification No.)





            915 Deguigne Dr.,
            P.O. Box 3453
            Sunnyvale, California                               94088-3453
    -------------------------------------                        --------
   (Address of principal executive office)                      (Zip Code)

   Registrant's telephone number, including area code:    (408) 732-2400

     Exhibit Index
     located on sequential page  4                       Page 1 of    7
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   Item 5.    Other Events.
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          On February 7, 1994 Advanced Micro Devices, Inc. (AMD) issued a press release announcing that AMD and Digital Equipment Corporation have entered into an agreement under which Digital (trademark) will provide a foundry for AMD's Am486 (trademark) microprocessor family in South Queensferry, Scotland.






































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                                SIGNATURES
                                ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCED MICRO DEVICES, INC.
                                                   (Registrant)



     Date:     February 10, 1994                By:  /s/ Larry R. Carter
              -------------------                   -----------------------
                                                    Larry R. Carter

                                Exhibit Index
                                -------------

                                                                    Sequential
                                                                     Page No.
                                                                     --------


     28.1     Press release announcing foundry agreement                   5

























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